SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2010

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	333-146542	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

8400 East Crescent Parkway

Suite 600

Greenwood Village, Colorado 80111

(Address of Principal Executive Offices, including Zip Code)

(303) 418-1000

(Issuer Telephone number)

Chay Enterprises, Inc.

5459 South Iris Street

Littleton, Colorado 80123

(Former Name and Former Address, Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On March 24, 2010, Ampio Pharmaceuticals, Inc., f/k/a Chay Enterprises, Inc. (the “Company”) changed its state of incorporation from the State of Colorado to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion, dated March 24, 2010 (the “Plan of Conversion”). The Reincorporation was accomplished by the filing of (i) Statement of Conversion (the “Colorado Statement of Conversion”) with the Secretary of State of Colorado, and (ii) a Certificate of Conversion (the “Delaware Certificate of Conversion”), a Certificate of Incorporation (the “Delaware Certificate of Incorporation”) and an Amendment to the Certificate of Incorporation by which Chay Enterprises, Inc., a Delaware corporation, changed its name to Ampio Pharmaceuticals, Inc, with the Secretary of State of Delaware. Pursuant to the Plan of Conversion, the Company’s board of directors also adopted new bylaws in the form attached as Exhibit 3.5 hereto (the “Delaware Bylaws”).

The Reincorporation was previously submitted to a vote of, and approved by, the Company’s stockholders at the Special Meeting of Shareholders of Chay Enterprises, Inc., held on March 1, 2010. Upon the effectiveness of the Reincorporation, and giving effect to the change of corporate name as if such change had occurred in the Colorado corporation before the reincorporation (at which time the Company was named Chay Enterprises, Inc.):

(i)	the Company ceased being governed by Colorado corporation laws, the Company’s previous articles of incorporation and the Company’s previous by-laws and became subject to Delaware corporation laws, the Delaware Certificate of Incorporation, as amended, and the Delaware Bylaws;

(ii)	the Company as a Delaware corporation after the Reincorporation (“Ampio Delaware”) (a) is deemed to be the same entity as the Company as a Colorado corporation before the Reincorporation (“Ampio Colorado”) for all purposes under the laws of Delaware, (b) continues to have all of the rights, privileges and powers of Ampio Colorado, (c) continues to possess all of the properties of Ampio Colorado, and (d) continues to have all of the debts, liabilities and obligations of Ampio Colorado;

(iii)	each outstanding (a) share of Ampio Colorado common stock continues to be an outstanding share of Ampio Delaware common stock, and (b) option, warrant or other right to acquire shares of Ampio Colorado common stock continues to be an outstanding option, warrant or other right to acquire shares of Ampio Delaware common stock (with all Ampio Colorado preferred stock having previously converted into Ampio common stock upon the merger of Chay Acquisitions, Inc. into DMI Life Sciences, Inc., at which time DMI Life Sciences, Inc. became a wholly-owned subsidiary of Chay Enterprises, Inc.);

(iv)	each employee benefit plan, incentive compensation plan or other similar plan of Ampio Colorado continues to be an employee benefit plan, incentive compensation plan or other similar plan of Ampio Delaware; and

(v)	each director and officer of Ampio Colorado continues to hold their respective offices with Ampio Delaware.

The Reincorporation is not expected to affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue as rights and obligations of Ampio Delaware. The Reincorporation itself did not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

Because of differences between Colorado corporation laws and Delaware corporation laws, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation effected certain changes in the rights of the Company’s stockholders. Summarized below are significant provisions of the Colorado Revised Statutes, as amended (the “CRS”), and the Delaware General Corporation Law, as amended (the “DGCL”), along with the differences between the rights of the stockholders of the Company immediately before and immediately after the Reincorporation resulting from the differences between the CRS and the DGCL and the differences between Ampio Colorado’s articles of incorporation and Ampio Colorado’s by-laws, on the one hand, and the Delaware Certificate of Incorporation and the Delaware Bylaws, on the other hand. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the CRS, the DGCL, Ampio Colorado’s articles of incorporation, Ampio Colorado’s by-laws, the Delaware Certificate of Incorporation and the Delaware Bylaws.

Provision	Colorado law and Ampio Colorado’s governing documents	Delaware law and Ampio Delaware’s governing documents

ELECTIONS; VOTING; PROCEDURAL MATTERS

Number of Directors	Colorado law provides that a corporation must have at least one director and the number of directors must be specified in the corporation’s bylaws.	Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the bylaws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.

	Ampio Colorado’s articles of incorporation, as amended on March 4, 1998, provided that the number of directors may be increased or decreased pursuant to the bylaws or board resolutions and the number of directors shall not be less than one or more than nine. Ampio Colorado’s bylaws provided that the board of directors shall consist of not less than one nor more than nine directors. Subject to this limitation, the number of directors shall be set by a resolution of the board of directors.	The Delaware Bylaws provide that the board of directors shall consist of not less than two directors nor more than ten directors until changed by a bylaw amendment. The number of directors will be fixed from time to time by a bylaw or amendment duly adopted by the vote of at least 75% of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of 75% of the outstanding shares entitled to vote, or by a vote of at least two-thirds of all directors who constitute the board of directors. Subject to the foregoing provisions, the number of directors of Ampio Delaware is initially fixed at four.

Classified Board of Directors	Colorado law permits corporations to classify their boards of directors into two or three groups. At least one-third of the total number of directors of a Colorado corporation must be elected annually.	Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. The certificate of incorporation may provide that one or more directors may have voting powers greater than or less than those of other directors. Further, the certificate of incorporation may provide that holders of any class or series of stock shall have the right to elect one or more directors.

	Ampio Colorado did not have a classified board.	Ampio Delaware does not currently have a classified board of directors. However, the Delaware Certificate of Incorporation permits the board of directors to classify the board of directors at any time upon resolution duly adopted by the board of directors.

Provision	Colorado law and Ampio Colorado’s governing documents	Delaware law and Ampio Delaware’s governing documents

Removal of Directors	Under Colorado law, any one or all of the directors of a corporation may be removed if the votes cast in favor of removal exceed the number cast against removal, unless cumulative voting is in effect, but only at a meeting called for such purpose. Removal can be with or without cause, unless the corporation’s articles of incorporation provide that directors may be removed only for cause.	With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

	Ampio Colorado’s bylaws provided that any director may be removed if the number of votes cast in favor or removal exceed the number of votes cast against removal, with or without cause, at a meeting called for such purpose. Ampio Colorado’s articles do not limit a shareholder’s right to vote to remove a director without cause.	The Delaware Certificate of Incorporation provides that any director may be removed, with or without cause, at a meeting of stockholders. A vacancy created by removal of a director may be filled by the vote of a majority of the remaining directors then in office or by the vote of at least 66 2/3% of the shares present at a special meeting of the shareholders called for such purpose.

Board Action by Written Consent	Colorado law provides that, unless the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.	Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

	Ampio Colorado’s articles of incorporation and Ampio Colorado’s bylaws did not change this statutory rule.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule.

Interested Party Transactions	Under Colorado law, a contract or transaction between a corporation and one or more of its directors, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if the director’s interest in the contract or transaction is known to the board of directors or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s), or the contract or transaction is fair to the corporation at the time it is authorized or approved. Colorado law also includes a provision which repeals the above provisions as of the effective date of any federal law that would permit such conflicting interest transactions.	Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

Provision	Colorado law and Ampio Colorado’s governing documents	Delaware law and Ampio Delaware’s governing documents

	Ampio Colorado’s articles of incorporation and bylaws did not place restrictions on interested party transactions in addition to those in the CRS.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule.

Special Meetings of Stockholders	Colorado law provides that special meetings of stockholders are callable by the entire board of directors, a person or persons authorized by the bylaws to call a special meeting of stockholders, or written demand of stockholders holding at least 10% of the votes entitled to be cast on any issue proposed to be considered at the meeting.	Delaware law permits special meetings of stockholders to be called by the board of directors or by any other persons authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

	Ampio Colorado’s bylaws provided that special meetings of the stockholders may be called by the president or the board of directors, or upon receipt of written demand from stockholders holding at least 10% of the votes entitled to be cast on any issue proposed to be considered at the meeting.	The Delaware Certificate of Incorporation provides that special meetings of the stockholders may be called by the board of directors, the chair of the board, the chief executive officer or the president (in the absence of a chief executive officer) at any time, but includes a provision which specifically denies to the stockholders the right to call a special meeting.

Failure to Hold an Annual Meeting of Stockholders	Colorado law provides that if a corporation fails to hold an annual meeting within the earlier of six months after the close of the corporation’s fiscal year or 15 months after the last annual meeting, a Colorado district court may order an election upon the application of any stockholder entitled to participate in the annual meeting or on application of any person who participated in a call or demand for a special meeting, if notice was not provided pursuant to a lawful demand or the special meeting was not held in accordance with the notice.	Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or last action by written consent to elect directors in lieu of an annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order that an annual meeting be held.

Provision	Colorado law and Ampio Colorado’s governing documents	Delaware law and Ampio Delaware’s governing documents

	Ampio Colorado’s articles and Ampio Colorado’s bylaws did not change this statutory rule.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule.

Cumulative Voting	Colorado law provides that cumulative voting shall apply in the election of directors unless the articles of incorporation specifically deny the right to cumulate votes in the election of directors.	A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.

	Ampio Colorado had a provision denying cumulative voting rights in the election of its directors in its articles of incorporation.	The Delaware Certificate of Incorporation expressly provides that no stockholder shall be permitted to cumulate votes at any election of directors.

Vacancies	All vacancies on the board of directors of a Colorado corporation may be filled by the shareholders, the board of directors, or by a majority of the remaining directors though less than a quorum, unless the articles of incorporation provide otherwise; subject to the proviso, however, that if a vacancy occurs in a directorship that was held by a director elected by a voting group of stockholders, then only the remaining directors elected by the same voting group or the shareholders in that voting group are entitled to vote to fill the vacancy.	All vacancies and newly created directorships on the board of directors of a Delaware corporation may be filled by a majority of the directors then in office, though less than a quorum, unless the certificate of incorporation or bylaws provide otherwise. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

	Ampio Colorado’s articles of incorporation and Ampio Colorado’s bylaws were consistent with Colorado law.	The Delaware Certificate of Incorporation provides that if a vacancy is created by the expansion of the board of directors or by the death, resignation, or removal of a director then, in such cases, the vacancy so created may be filled by the vote of a majority of the remaining directors then in office or by the vote of at least 66 2/3% of the shares present at a special meeting of the shareholders called for such purpose.

Provision	Colorado law and Ampio Colorado’s governing documents	Delaware law and Ampio Delaware’s governing documents

Stockholder Voting Provisions	Under Colorado law, a majority of the voting power, which includes the voting power that is present in person or by proxy, generally constitutes a quorum for the transaction of business at a meeting of stockholders, subject to the proviso that a quorum shall not consist of fewer than one-third of the votes entitled to be cast on the matter by a voting group. Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Colorado law or the articles of incorporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors. Where a separate vote by a class or series is required, a majority of the voting power of the class or series that is present in person or represented by proxy generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.	Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. Generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, generally constitutes a quorum entitled to take action with respect to that vote on that matter and, generally, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy constitutes the act of such class or series or classes or series.

	Ampio Colorado’s articles of incorporation and Ampio Colorado’s bylaws did not change these statutory rules.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

Stockholder Action by Written Consent	Colorado law states that if expressly provided for in the articles of incorporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.	Unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

	Ampio Colorado’s articles of incorporation did not contain a provision permitting action by stockholders without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

Provision	Colorado law and Ampio Colorado’s governing documents	Delaware law and Ampio Delaware’s governing documents

Stockholder Vote for Mergers and Other Corporate Reorganizations	In general, Colorado requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Colorado, Colorado law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.	In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

	Ampio Colorado’s articles of incorporation contained a provision stating that an acquisition of, or merger with, another business entity would not require shareholder approval. Ampio Colorado’s bylaws did not change these statutory rules.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

Dissenters’ Rights of Appraisal; Appraisal Rights	Dissenting shareholders have the right to obtain the fair value of their shares in more circumstances under the CRS than under the DGCL. Under the CRS, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder when the corporation votes to: (i) sell, lease or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business; (ii) merge or consolidate with another corporation; (iii) participate in a share exchange; or (iv) convert into another entity, subject to certain exceptions. Dissenters’ rights under the CRS are available to both record holders and beneficial holders.	Under the DGCL, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of (i) a sale, lease or exchange of all or substantially all of the corporation’s assets, or (ii) a share exchange. Appraisal rights under the DGCL are available to record holders only.

Provision	Colorado law and Ampio Colorado’s governing documents	Delaware law and Ampio Delaware’s governing documents

	Ampio Colorado’s articles and bylaws did not contain provisions related to dissenters’ rights.	Ampio Delaware’s Certificate of Incorporation and Bylaws do not contain provisions related to appraisal rights.

Shareholder Rights to Examine Books and Records	Under the CRS, any record or beneficial shareholder of a corporation may, upon five days’ written demand, inspect certain records, including shareholder actions, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five days’ written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of the board of directors of the corporation, if the shareholder either (i) has been a shareholder for at least three months, or (ii) is a holder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person’s interests as a shareholder.	Under the DGCL, the inspection rights of the stockholders of a corporation are the same as under the CBCA, except: (i) there is no requirement that a stockholder has been a shareholder for at least three months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if a corporation refuses to permit inspection or does not reply to the demand within five business days after the demand has been made the stockholder may apply to the Court of Chancery for an order to compel such inspection.

	Ampio Colorado’s articles and bylaws did not contain provisions related to shareholder rights to examine books and records.	Ampio Delaware’s Certificate of Incorporation and Bylaws do not contain provisions related to shareholder rights to examine books and records.

Amendment or Repeal of Bylaws	Under the CRS, shareholders may amend the corporation’s bylaws. Unless otherwise specified in the corporation’s articles of incorporation, directors also are permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless prohibited by the bylaws. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.	The DGCL provides that stockholders may amend the bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

Provision	Colorado law and Ampio Colorado’s governing documents	Delaware law and Ampio Delaware’s governing documents

	Ampio Colorado’s articles and bylaws did not contain provisions related to amendment or repeal of the bylaws.	The Delaware Certificate of Incorporation and the Delaware Bylaws provide that, subject to the rights of holders of preferred stock of Ampio, if any, bylaws may be adopted, amended or repealed (i) by the approval of two-thirds of the directors of Ampio, or (ii) upon the approval of the holders of at least 75% of the outstanding common stock of Ampio.

Amendment or Repeal of Certificate or Articles of Incorporation	Under the CRS, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.	Under the DGCL, stockholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.

	Ampio Colorado’s articles did not contain provisions related to amendments thereof.	The Delaware Certificate of Incorporation expressly reserves the right to amend or repeal any provision contained in the Delaware Certificate of Incorporation in the manner prescribed by Delaware law, provided that approval of the holders of at least 66 2/3% of the outstanding voting stock is required to amend, alter or repeal certain provisions of the Delaware Certificate of Incorporation or adopt any provision inconsistent with the purpose or intent of all or any portion of certain provisions of the Certificate of Incorporation.

Provision	Colorado law and Ampio Colorado’s governing documents	Delaware law and Ampio Delaware’s governing documents

INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Indemnification	A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her if such person met the Standard of Conduct (addressed below). With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation. In addition, no indemnification shall be made with respect to any matters as to which a director is adjudged liable on the basis the director derived an improper personal benefit.

Permissive Indemnification – Non-Derivative Actions. Under the DGCL, a corporation may indemnify an indemnitee who was or is a party or is threatened to be made a party to any proceeding against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with such proceeding if the indemnitee met the specified Standard of Conduct (addressed below).

Permissive Indemnification – Derivative Actions. In the case of derivative actions, a corporation may indemnify an indemnitee against expenses (including attorneys’ fees), but not amounts paid in settlement, judgments or fines. However, such indemnification is permitted only if the indemnitee met the specified Standard of Conduct (addressed below), except that no indemnification may be made for any claim as to which the indemnitee is adjudged liable to the corporation unless a court determines that, in view of all the circumstances of the case, the indemnitee is fairly and reasonably entitled to indemnity.

	A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Colorado corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith.	Mandatory Indemnification. A present or former director or officer of a corporation who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL’s indemnification provisions must be indemnified by the corporation for reasonable expenses (including attorneys’ fees).

The CRS also allows a corporation to indemnify an indemnitee who is not a director to a greater extent than specified in the CRS, if not inconsistent with public policy. However, a corporation may only indemnify a director as specified in the CRS.

The CRS requires a corporation to provide its shareholders with written notice of any indemnification payments or expense advancements paid to a director on or before the notice of the next shareholder’s meeting after making such payments.

Provision	Colorado law and Ampio Colorado’s governing documents	Delaware law and Ampio Delaware’s governing documents

Standard of Conduct	Under the CRS, the “Standard of Conduct” requires that an indemnitee acted (i) in good faith, (ii) in a manner the indemnitee reasonably believed to be, in the case of conduct in the indemnitee’s official capacity, in the best interests of the corporation, and, for all other conduct, at least not opposed to the best interests of the corporation, and (iii) with respect to any criminal action or proceeding, with no reasonable cause to believe the indemnitee’s conduct was unlawful.	Under the DGCL, the Standard of Conduct requires that an indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful. The determination may be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

	Ampio Colorado’s articles of incorporation and Ampio Colorado’s bylaws provided that the corporation shall, to the fullest extent permitted by applicable law, indemnify each of its directors and officers and each other person who may have acted as a representative of the corporation at its request against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts incurred in connection with any proceeding, arising by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of the corporation.	The Delaware Certificate of Incorporation and Bylaws provide that Ampio Delaware shall indemnify its directors, officers and other agents to the fullest extent authorized by the DGCL. Ampio Delaware is permitted to modify the extent of such indemnification by individual contracts with its directors, executive officers and other agents.

Advancement of Expenses	Under Colorado law, the corporation may pay for or reimburse the reasonable expenses of a director or officer in advance of the final disposition of the action, suit or proceedings upon receipt of a written affirmation of the director’s or officer’s good faith belief that the director or officer met the standard of conduct, the director or officer provides the corporation a written undertaking to repay the advance if it is ultimately determined that he or she is not entitled to be indemnified by the corporation, and a determination is made that the facts then known by the determining party (the entire board, a committee of the board, independent legal counsel, or the shareholders) do not preclude such advances.	Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless provided otherwise in its certificate of incorporation or by-laws.

	Ampio Colorado’s articles of incorporation and Ampio Colorado’s bylaws were consistent with Colorado law.	The Delaware Certificate of Incorporation and Bylaws provide that Ampio Delaware may advance expenses to any officer or director in advance of the final disposition of the proceeding.

Provision	Colorado law and Ampio Colorado’s governing documents	Delaware law and Ampio Delaware’s governing documents

Limitation on Personal Liability of Directors	If the articles of incorporation so provide, a director of a Colorado corporation cannot be held personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty except where the director breached the duty of loyalty, or engaged in acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, or authorized distributions not permitted under applicable law, or where the director directly or indirectly obtained an improper personal benefit.	A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

	Ampio Colorado’s articles of incorporation provided for elimination of director liability for monetary damages for breach of fiduciary duty except where the director breached the duty of loyalty, or engaged in acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, authorized distributions not permitted under applicable law, or where the director directly or indirectly obtained an improper personal benefit.	The Delaware Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, no director of Ampio Delaware will be personally liable to Ampio Delaware or its stockholders for monetary damages for breach of fiduciary duty as a director.

DIVIDENDS AND ISSUER REPURCHASES

Declaration and Payment of Dividends	Under Colorado law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation otherwise provide) any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.	The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

	The CRS no longer includes par value or statutory definitions of capital and surplus. The CRS does not contain any other provisions concerning redemptions or repurchases by the corporation.	The term “capital” means the aggregate par value of all outstanding shares of capital stock and the term “surplus” means the excess of fair value of net assets over the amount of capital. The DGCL also retains the concept of par value.

Provision	Colorado law and Ampio Colorado’s governing documents	Delaware law and Ampio Delaware’s governing documents

	Ampio Colorado’s articles of incorporation and Ampio Colorado’s bylaws did not change these statutory provisions.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change these statutory rules.

ANTI-TAKEOVER STATUTES

Business Combination Statute	The CRS does not contain provisions designed to deter takeovers of public companies, such as a “fair price” statute, “business combination” statute, “control share acquisition” statute or “cash-out” statute.	Under Delaware law, a corporation that is listed on a national securities exchange or the stock of which is held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2 /3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

These provisions do not apply, among other exceptions, if (i) the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by these provisions, or (ii) the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by these provisions.

Provision	Colorado law and Ampio Colorado’s governing documents	Delaware law and Ampio Delaware’s governing documents

The Delaware Certificate of Incorporation does not opt out of the business combination statutes. However, Ampio Delaware is not currently subject to these provisions because Ampio Delaware does not have a class of voting stock that is: (i) listed on a national securities exchange, or (ii) held of record by more than 2,000 stockholders. If Ampio becomes subject to Section 203 in the future, Section 203 of the DGCL under certain circumstances may make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with Ampio for a three-year period. The provisions of Section 203 of the DGCL may encourage companies interested in acquiring Ampio to negotiate in advance with the Ampio Board of Directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction that results in the stockholder becoming an interested stockholder.
FRANCHISE TAX

Franchise Tax	The State of Colorado has no franchise tax.	The State of Delaware requires corporations, including Ampio, to pay an annual franchise tax.
AUTHORIZED CAPITAL STOCK

Authorized Capital Stock	The Colorado articles, as amended on July 31, 2008, authorize 110,000,000 shares of capital stock, no par value per share, comprised of 100,000,000 shares of common stock, no par value per share, and 10,000,000 shares of preferred stock, no par value per share. As of immediately prior to the Reincorporation, the Company had 17,061,750 shares of common stock and no shares of preferred stock outstanding.	The Delaware Certificate authorizes 110,000,000 shares of capital stock, par value $ 0.0001 per share, comprised of 100,000,000 shares of common stock, par value $ 0.0001 per share, and 10,000,000 shares of preferred stock, par value $0.0001 per share. As of immediately following the Reincorporation, Ampio had 17,061,750 shares of common stock and no shares of preferred stock outstanding.

The foregoing description is not a complete statement of the rights of our stockholders and our stockholders should refer to the full text of, and decisions interpreting, Delaware law and Colorado law for a complete understanding of their rights. Many provisions of the CRS and the DGCL may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. As a result, the discussion contained herein is not a substitute for direct reference to the CRS and the DGCL.

The foregoing description of the Plan of Conversion, the Colorado Statement of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Amendment to the Certificate of Incorporation, and the Delaware Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, the Colorado Statement of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, the Delaware Amended Certificate of Incorporation, and the Delaware Bylaws, copies of which are attached as Exhibits 2.1, 3.1, 3.2, 3.3, 3.4 and 3.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Effective March 31, 2010, the common stock of Ampio Pharmaceuticals, Inc. a Delaware corporation, will commence trading under a new trading symbol, “AMPE”. The new trading symbol was assigned by Financial Industry Regulatory Authority (FINRA) in connection with the Company’s reincorporation in Delaware and name change effected March 24, 2010.

On March 30, 2010, the Company issued a press release with respect to the foregoing. A copy of such press release is being furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 8.01	Other Events

The information set forth under Item 7.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit	Description

2.1	Plan of Conversion dated as of March 24, 2010

3.1	Colorado Statement of Conversion filed with the Secretary of State of Colorado on March 24, 2010

3.2	Delaware Certificate of Conversion filed with the Secretary of State of Delaware on March 24, 2010

3.3	Delaware Certificate of Incorporation filed with the Secretary of State of Delaware on March 24, 2010

3.4	Delaware Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State of Delaware on March 24, 2010

3.5	Delaware Bylaws adopted on March 24, 2010

99.1	Press release issued by Ampio Pharmaceuticals, Inc. on March 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

Dated: March 30, 2010	By:	/S/ DONALD B. WINGERTER, JR.
	Name:	Donald B. Wingerter, Jr.
	Title:	Chief Executive Officer

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